SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2000


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

One American Road, Dearborn, Michigan                        48126
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

ITEM 5. Other Events.

       Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered $30,000,000,000 principal amount of its Debt Securities ("Debt Securities") pursuant to Registration Statement No. 333-91953. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Debt Securities are to be issued under an Indenture dated as of February 1, 1985, as supplemented, between the Company and The Chase Manhattan Bank, as Trustee.

     The  Company  has  created  two  series  of Debt  Securities  under  such
Indenture,   as  supplemented,   one  in  the  aggregate   principal  amount  of
$4,000,000,000 designated as 7.60% GlobLS due August 1, 2005 and one in the aggregate principal amount of $2,000,000,000 designated as Floating Rate GlobLS due August 1, 2002 (collectively, the "Notes"). The opinion and consent of Shearman & Sterling consenting to the use of their name in the Prospectus relating to the Notes are being filed as exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                              EXHIBITS

DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 8         Opinion of Shearman & Sterling.     Filed with this Report.

Exhibit 23        Consent of Shearman & Sterling      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.



                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  July 31, 2000                          By:/s/E. E. Smith-Sulfaro
                                                 -----------------
                                                    E. E. Smith-Sulfaro
                                                    Assistant Secretary

                          EXHIBIT INDEX


DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 8         Opinion of Shearman & Sterling.     Filed with this Report.

Exhibit 23        Consent of Shearman & Sterling      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.

                                                                     Exhibit 8

                        [SHEARMAN & STERLING LETTERHEAD]

 July 26, 2000




Ford Motor Credit Company
One American Road
Dearborn, MI 48126

Ladies and Gentlemen:

                  In connection with the issuance by Ford Motor Credit Company, a Delaware corporation, of $4,000,000,000 aggregate principal amount of its 7.60% Global Landmark Securities due August 1, 2005 and $2,000,000,000 aggregate principal amount of its Floating Rate Global Landmark Securities due August 1, 2002, we hereby consent to the use of our name and confirm to you our tax advice as set forth under the heading "United States Taxation of Non-United States Persons -- Income and Withholding Tax" in the Prospectus Supplement dated July 26, 2000 relating to Registration Statement no. 333-91953, to which registration statement this consent is an exhibit.

                                Very truly yours,

                                /s/Shearman & Sterling